UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road
Plainsboro, New Jersey 08536

Name and address of agent for service:	Mr. Joseph Malone
Aberdeen Asset Management Inc.
1735 Market Street
37th Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1 – Reports to Stockholders

08

Invests primarily in global fixed-income securities

Aberdeen Global Income Fund, Inc.

Semi-Annual Report

April 30, 2008

Letter to Shareholders

June 16, 2008

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2008. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was -0.1% for the six months ended April 30, 2008 and 8.2% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price decreased by 6.4% over the six months, from $12.97 on October 31, 2007 to $12.14 on April 30, 2008. The Fund’s share price on April 30, 2008 represented a discount of 10.1% to the NAV per share of $13.50 on that date, compared with a discount of 8.6% to the NAV per share of $14.19 on October 31, 2007. At the date of this letter, the share price was $12.06, representing a discount of 9.0% to the NAV per share of $13.26.

Credit Quality: 70.6% of Securities Rated or Deemed Equivalent to A or Better

As of April 30, 2008, 70.6% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2008 totaled 99 cents per share. Based on the share price of $12.14 on April 30, 2008, the distribution rate over the twelve months then ended was 8.2%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 11, 2008, the Board of Directors authorized a monthly distribution of 7 cents per share, payable on July 11, 2008 to common shareholders of record as of June 30, 2008.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7 cents per share be maintained for twelve months, beginning with the July 11, 2008 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2008.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. The Board decided that the Fund would implement a share buy back in December 2007 since the Fund’s shares were trading at an 8% or greater discount to net asset value. For the six months ended April 30, 2008, the Fund repurchased 97,400 shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2007, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Yours sincerely,

Vincent Esposito

President

All amounts are U.S. dollars unless otherwise stated

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2007, including the distribution paid on June 13, 2008, are comprised entirely of net investment income.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2009, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2008 calendar year.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the American Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On April 30, 2008, the Fund’s share price was $12.14, which represented a discount of 10.1% to the NAV per share of $13.50. As of June 16, 2008, the share price was $12.06, representing a discount of 9.0% to the NAV per share of $13.26.

Redemption of the Auction Market Preferred Stock

On March 7, 2008, the Fund announced that it would redeem all the issued and outstanding shares of its series of Auction Market Preferred Stock (the “AMPS”) pursuant to their terms and replace the AMPS with debt financing from a loan of an equivalent amount from Scotia Capital. The Fund undertook this transaction in response to liquidity issues in the AMPS market. In early February 2008, for the first time in the history of the Fund’s AMPS program, the Fund did not receive sufficient hold orders and purchase requests for its AMPS. As a result, the amount sold by each selling AMPS holder was reduced pro rata or to zero. In addition, the dividend rate on the AMPS, which was normally set by means of a Dutch Auction procedure, automatically reset to the maximum rate permitted under the AMPS program.

On March 13, 2008, the Fund entered into the loan facility with Scotia Capital in the amount of $30 million to fund the redemption of the AMPS. For the period ended, April 30, 2008, the average interest rate on the loan facility was 3.60%.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. Following redemption of the AMPS, using leverage for investment purposes involves borrowing under the loan facility and investing those proceeds at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions unless there is no event of default under the loan facility. As described below, in the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Finally, because the Fund’s AMPS did not have a maturity date, they were considered to be a “perpetual” form of leverage. The loan facility has a term of 364 days; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lender, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (concluded)

Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. These other events include, but are not limited to:

•	Non-payment by the Fund of certain obligations to the lender and other parties;

•	Involuntary or voluntary liquidation, reorganization or other debt relief proceedings are commenced against or by the Fund;

•

Aberdeen Asset Management Limited ceases to be the Investment Adviser to the Fund; State Street Bank and Trust Company ceases to be the Fund’s custodian, or Aberdeen Asset Management, Inc., ceases to be the Fund’s administrator.

•	Aberdeen Asset Management Asia Limited ceases to be owned or controlled by Aberdeen Asset Management PLC;

•	Suspension or de-listing of the Fund’s shares from trading on The American Stock Exchange.

The credit agreement permits, in certain circumstances, the Fund to cure non-compliance or seek waivers or approvals from the lenders. However, in the event that the loan facility were cancelled or were not available for renewal, the Fund may not be able to find other financing on acceptable terms, if at all. Should the Fund be unable to find other sources for financing, it would be forced to “de-leverage” by making significant sales of its portfolio investments. De-leveraging could involve the sales of some securities under unfavorable market conditions in order to repay the lenders. Furthermore, these sales may realize capital gains. Because capital gains must be distributed to the Fund’s stockholders, the Fund may need to sell additional portfolio securities under unfavorable market conditions in order to fund such distributions.

Interest Rate Swaps

The Fund has entered into interest rate swap agreements, based on an aggregate notional amount of $12.0 million, which represented 40% of the total borrowings and AMPS outstanding. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2008	Amount (in $ million)	Fixed Rate Payable (%)
30 months	4.8	4.055
6 months	7.2	3.540

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board of Directors.

Aberdeen Global Income Fund, Inc.

Portfolio Composition

Quality of Investments

As of April 30, 2008, 70.6% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2008, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
April 30, 2008	43.3	15.3	12.0	7.5	16.0	5.9
October 31, 2007	45.3	14.5	11.7	8.1	15.3	5.1
April 30, 2007	51.6	15.1	12.7	1.6	15.0	4.0

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2008, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2008	70.4	5.6	24.0
October 31, 2007	70.2	5.5	24.3
April 30, 2007	76.5	6.9	16.6

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2008, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2008	82.6	11.8	5.6
October 31, 2007	88.5	3.9	7.6
April 30, 2007	86.1	4.5	9.4

Maturity Composition

As of April 30, 2008, the average maturity of the Fund’s total investments was 7.8 years, compared with 7.9 years on October 31, 2007. The table below shows the maturity composition of the Fund’s investments as of April 30, 2008, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2008	23.9	21.2	37.4	17.5
October 31, 2007	26.7	20.7	31.7	20.9
April 30, 2007	31.3	16.1	32.7	19.9

Aberdeen Global Income Fund, Inc.

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2008	October 31, 2007	April 30, 2007
Australia
90 day bank bills	7.80%	7.01%	6.38%
10 year bonds	6.29%	6.15%	5.88%
Australian Dollar	$0.94	$0.93	$0.83
Canada
90 day bank bills	2.64%	3.95%	4.16%
10 year bonds	3.59%	4.31%	4.15%
Canadian Dollar	$0.99	$1.05	$0.90
Malaysia
90 day T-bills	3.34%	3.49%	3.35%
10 year bonds	3.75%	3.72%	3.49%
Malaysian Ringgit*	~~R~~3.16	~~R~~3.34	~~R~~3.42
New Zealand
90 day bank bills	8.85%	8.68%	8.09%
10 year bonds	6.54%	6.45%	6.09%
New Zealand Dollar	$0.78	$0.77	$0.74
Philippines
90 day T-bills	N/A	N/A	3.73%
10 year bonds	N/A	N/A	6.58%
Philippines Peso*	~~P~~42.27	~~P~~43.68	~~P~~47.61
Singapore
90 day T-bills	0.95%	2.27%	2.20%
10 year bonds	2.44%	2.81%	2.68%
Singapore Dollar*	~~S~~$1.36	~~S~~$1.45	~~S~~$1.52
South Korea
90 day T-bills	4.99%	6.15%	4.95%
10 year bonds	5.14%	5.56%	5.15%
South Korean Won*	~~W~~1,002.65	~~W~~900.70	~~W~~930.50
Thailand
90 day deposits	2.25%	2.25%	2.75%
10 year bonds	4.74%	4.81%	3.86%
Thai Baht*	~~B~~31.71	~~B~~33.99	~~B~~34.78
United Kingdom
90 day bank bills	4.85%	5.65%	5.35%
10 year bonds	4.67%	4.93%	5.04%
British Pound	$1.98	$2.08	$2.00
U.S.$ Bonds**
Malaysia	3.45%	4.68%	5.10%
Philippines	6.16%	4.58%	5.20%
South Korea	4.79%	5.10%	5.16%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asset Management Asia Limited

June 2008

Aberdeen Global Income Fund, Inc.

Aberdeen Global Income Fund, Inc.

Financial Statements

As of April 30, 2008

Portfolio of Investments (unaudited)

As of April 30, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS—117.8%
ARGENTINA—2.3%
USD	4,070	Republic of Argentina, 7.00%, 4/17/17	$2,797,402
AUSTRALIA—30.5%
AUD	500	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	405,198
AUD	1,500	Asian Development Bank, 7.125%, 3/19/13	1,407,403
AUD	500	Australia and New Zealand Banking Group, Ltd., 6.25%, 5/23/11 (a)(b)	438,252
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	380,850
AUD	500	Bank of America Corp., 6.50%, 12/05/08	465,591
AUD	1,000	Brisbane Airport Corporation, Ltd., 7.30%, 6/30/10	923,204
AUD	1,200	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	1,136,841
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	393,207
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	436,441
AUD	500	Commonwealth of Australia, 5.25%, 8/15/10	459,371
AUD	250	Commonwealth of Australia, 5.75%, 6/15/11	231,639
AUD	1,550	Commonwealth of Australia, 6.00%, 2/15/17	1,433,950
AUD	500	Commonwealth of Australia, 6.25%, 4/15/15	470,684
AUD	100	Commonwealth of Australia, 6.50%, 5/15/13	95,272
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	452,509
AUD	200	Eurofima, 6.00%, 1/28/14	178,404
AUD	500	FGL Finance Australia, Ltd., 6.25%, 3/17/10	453,420
AUD	500	General Electric Capital Australia Funding Pty, 6.00%, 5/15/13	417,618
AUD	600	General Electric Capital Australia Funding Pty, 6.00%, 4/15/15	481,245
AUD	900	General Electric Capital Australia Funding Pty, 6.50%, 11/15/11	790,101
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	394,040
AUD	500	GPT RE, Ltd., 6.00%, 6/27/08	470,023
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	415,274
AUD	800	HSBC Bank, 6.50%, 9/22/11	684,425
AUD	2,000	HSBC Bank Australia, 8.04%, 5/20/11 (a)(b)	1,818,470
AUD	1,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	890,291
AUD	750	International Finance Corp., 7.50%, 2/28/13	714,790
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,607,436
AUD	500	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	431,440
AUD	500	Merrill Lynch & Co., Inc., 6.50%, 7/28/09	453,881
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	161,404
AUD	500	Monumental Global Funding, Ltd., 6.50%, 11/08/11	432,570
AUD	500	National Capital Trust III, 8.8133%, 9/30/16 (a)(b)	375,184
AUD	3,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	2,824,350
AUD	1,250	Northern Territory Treasury, 6.75%, 7/14/09	1,172,963
AUD	1,000	Queensland Treasury Corporation, 6.00%, 7/14/09	932,526
AUD	200	Queensland Treasury Corporation, 6.00%, 6/14/11	183,282
AUD	1,950	Queensland Treasury Corporation, 6.00%, 8/14/13	1,766,950
AUD	1,250	Queensland Treasury Corporation, 6.00%, 6/14/21	1,097,544
AUD	500	RWH Finance Pty. Limited, 6.20%, 3/26/17 (a)	406,694
AUD	750	SPI Australia Finance Pty. Ltd., 6.25%, 11/14/08	700,278
AUD	600	SPI Electricity & Gas, 6.50%, 11/03/11	529,809
AUD	500	St. George Bank, Ltd., 6.50%, 7/26/11 (a)(b)	426,743
AUD	1,000	Sydney Airport Finance, 6.25%, 11/21/11	884,098
AUD	500	Telstra Corporation, Ltd., 7.25%, 3/30/10	460,058

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
AUSTRALIA (continued)
AUD	500	Travelers Insurance Company Institutional Funding, Ltd., 6.00%, 4/07/09	$460,290
AUD	700	Wells Fargo & Co., 5.75%, 7/12/10	620,924
AUD	2,000	Western Australia Treasury Corporation, 7.00%, 4/15/15	1,895,067
AUD	1,550	Western Australia Treasury Corporation, 8.00%, 6/15/13	1,522,695
AUD	1,000	Western Australia Treasury Corporation, 8.00%, 7/15/17	1,013,567
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	658,146
			37,856,412
BRAZIL—4.3%
BRL	500	Electropaulo Metropolitian, 19.125%, 6/28/10	331,325
USD	410	Federal Republic of Brazil, 10.00%, 8/07/11	483,800
BRL	6,810	Federal Republic of Brazil, 10.00%, 1/01/17	3,341,206
USD	260	Independencia International, Ltd., 9.875%, 1/31/17	256,100
USD	410	ISA Capital do Brasil SA, 8.80%, 1/30/17	436,650
USD	470	Odebrecht Finance Ltd., 7.50%, 10/18/12 (b)	477,343
			5,326,424
CANADA—18.5%
CAD	2,500	Canadian Government, 5.50%, 6/01/10	2,616,374
CAD	2,000	Canadian Government, 8.00%, 6/01/23	2,877,291
CAD	2,000	Canadian Government, 9.00%, 6/01/25	3,180,121
CAD	3,000	Canadian Government, 10.25%, 3/15/14	4,074,680
CAD	750	Canada (Cayman), 7.25%, 6/01/08	746,703
CAD	500	Ontario Hydro, 8.50%, 5/26/25	711,022
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,387,568
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,384,363
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	1,032,680
CAD	2,000	Quebec Hydro, 9.625%, 7/15/22	2,980,816
			22,991,618
CHINA—0.4%
USD	450	Parkson Retail Group, Ltd., 7.125%, 5/30/10 (b)	432,000
COLOMBIA—1.5%
USD	270	EEB International, Ltd., 8.75%, 10/31/11 (b)	286,095
USD	1,460	Republic of Colombia, 7.375%, 9/18/37	1,627,900
			1,913,995
DOMINICAN REPUBLIC—1.6%
USD	1,820	Dominican Republic International Bond, 8.625%, 4/20/27	1,938,300
ECUADOR—0.6%
USD	460	Republic of Ecuador, 9.375%, 12/15/15	488,175
USD	270	Republic of Ecuador, 10.00%, 8/15/08 (a)(b)	272,025
			760,200
EGYPT—0.8%
EGP	5,070	Republic of Egypt, 8.75%, 7/18/12	950,082

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
EL SALVADOR—0.5%
USD	320	Republic of El Salvador, 7.65%, 6/15/35	$342,400
USD	270	Republic of El Salvador, 8.25%, 4/10/32	309,150
			651,550
GABON—0.8%
USD	940	Gabonese Republic, 8.20%, 12/12/17	986,295
GEORGIA—0.8%
USD	940	Republic of Georgia, 7.50%, 4/15/13	944,117
GHANA—0.7%
USD	880	Republic of Ghana, 8.50%, 10/04/17	916,520
INDONESIA—2.0%
USD	230	Empire Cap Resources PTE, 9.375%, 12/15/09 (b)	241,824
USD	110	Indonesia Government International Bond, 7.75%, 1/17/38	110,896
IDR	2,550,000	Indonesia Government International Bond, 11.00%, 12/15/12	263,643
IDR	400,000	Indonesia Government International Bond, 12.50%, 3/15/13	43,452
IDR	1,150,000	Indonesia Government International Bond, 13.40%, 2/15/11	129,600
IDR	4,400,000	Indonesia Government International Bond, 13.45%, 8/15/11	497,820
USD	790	Majapahit Holding BV, 7.75%, 10/17/16	781,340
USD	130	Republic of Indonesia, 6.875%, 3/09/17	133,709
USD	300	Republic of Indonesia, 8.50%, 10/12/35	328,109
			2,530,393
MEXICO—2.3%
USD	100	Desarrolladora Homex SA, 7.50%, 9/28/10 (b)	100,570
MXN	15,000	Kreditanstalt fuer Wiederaufbau, 9.75%, 5/27/08	1,430,844
MXN	1,630	Mexican Fixed Rate Bonds, 9.00%, 12/20/12	161,854
GBP	550	Mexico Government International Bond, 16.50%, 9/01/08	1,126,571
			2,819,839
NETHERLANDS—0.3%
USD	450	GTB Finance BV, 8.50%, 1/29/12	428,400
NEW ZEALAND—24.2%
NZD	3,000	ANZ National Bank, Ltd., 7.60%, 3/02/12 (a)(b)	2,074,019
NZD	1,000	Auckland Healthcare Services, Ltd., 7.75%, 9/15/15	733,948
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,244,381
NZD	1,000	Bank of New Zealand, 7.50%, 9/15/08	776,430
NZD	2,000	Deutsche Bank AG, 7.14%, 6/16/09 (a)(b)	1,513,847
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,492,230
NZD	500	European Investment Bank, 7.25%, 2/08/10	386,765
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	704,680
NZD	1,000	General Electric Capital Corp., 6.625%, 2/04/10	749,349
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	664,143
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	1,419,470
NZD	1,000	International Finance Corp., 6.75%, 7/15/09	766,224
NZD	1,500	Morgan Stanley, 6.86%, 9/06/12	1,063,167

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
NEW ZEALAND (continued)
NZD	500	Nederlandse Waterschapsbank, 6.50%, 10/17/08	$385,872
NZD	5,750	New Zealand Government, 6.00%, 12/15/17	4,318,793
NZD	500	New Zealand Government, 6.50%, 4/15/13	387,240
NZD	1,250	NRMA NZ Holdings, Ltd., 7.25%, 8/15/08	970,487
NZD	1,000	Powerco, Ltd., 6.39%, 3/29/13	668,981
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	736,449
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	1,093,764
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	745,509
NZD	3,000	Rabo Australia, Ltd., 6.25%, 11/22/11	2,238,349
NZD	1,500	SLM Corp., 6.50%, 6/15/10	1,030,725
NZD	1,000	Telstra Corporation, Ltd., 7.15%, 11/24/14	705,237
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,238,272
			30,108,331
PAKISTAN—0.5%
USD	760	Republic of Pakistan, 6.875%, 6/01/17	646,000
PANAMA—0.5%
USD	490	Republic of Panama, 8.875%, 9/30/27	633,938
PERU—3.3%
USD	850	Republic of Peru, 6.55%, 3/14/37	893,053
PEN	4,400	Republic of Peru, 6.90%, 8/12/37	1,536,949
USD	1,340	Republic of Peru, 9.875%, 2/06/15	1,714,396
			4,144,398
PHILIPPINES—1.7%
USD	100	Republic of Philippines, 8.00%, 1/15/16	114,500
USD	300	Republic of Philippines, 8.25%, 1/15/14	343,110
USD	210	Republic of Philippines, 9.375%, 1/18/12 (b)	262,772
USD	520	Republic of Philippines, 9.50%, 2/02/30	685,750
USD	510	Republic of Philippines, 10.625%, 3/16/25	717,162
			2,123,294
RUSSIA—3.1%
USD	450	Alfa MTN Markets, Ltd., 8.20%, 6/25/12	431,438
USD	1,040	Evraz Group SA, 8.25%, 11/10/15	1,015,300
USD	240	Evraz Group SA, 8.875%, 4/24/13	243,000
RUB	4,400	GPB Eurobond Finance PLC, 7.25%, 2/22/10	183,239
RUB	23,311	Red Arrow International Leasing, 8.375%, 3/31/12	958,953
USD	520	Russian Standard Finance SA, 7.50%, 10/07/10	478,816
USD	480	Vimpel-Communication, 8.375%, 4/30/13	480,463
			3,791,209
SERBIA—0.9%
USD	1,150	Republic of Serbia, 3.75%, 5/01/08 (a)(b)	1,055,125
SOUTH AFRICA—0.6%
ZAR	6,000	South Africa Government Bond, 10.00%, 2/28/09	786,296

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Principal Amount (000)		Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
TURKEY—2.0%
USD	600	Republic of Turkey, 11.00%, 1/14/13	$723,000
TRY	2,740	Republic of Turkey, 16.00%, 3/07/12	1,781,880
			2,504,880
UKRAINE—1.4%
USD	400	Alfa Bank Ukraine, 9.75%, 12/22/09	401,340
USD	160	CJSC, The EXIM of Ukraine 7.65%, 9/07/11	160,000
UAH	3,000	Credit Suisse Ukraine Government Bond Linked Note, 12.00%, 10/20/08 (a)(b)	622,750
USD	610	Ukraine Government International Bond, 6.75%, 11/14/17	601,332
			1,785,422
UNITED KINGDOM—7.0%
GBP	1,000	Barclays Bank PLC, 9.875%, 5/12/08 (a)(b)	1,988,744
GBP	1,400	British Gas PLC, 8.875%, 7/08/08	2,792,317
GBP	1,250	Republic of Finland, 10.125%, 6/22/08	2,496,826
GBP	600	United Kingdom Treasury, 8.00%, 12/07/15	1,447,723
			8,725,610
UNITED STATES—1.2%
USD	1,400	United States Treasury, 4.50%, 4/30/12	1,486,297
URUGUAY—1.7%
UYU	24,200	Republica Orient Uruguay, 4.25%, 4/05/27	1,251,955
USD	870	Republica Orient Uruguay, 7.625%, 3/21/36	921,330
			2,173,285
VENEZUELA—1.8%
USD	1,400	Petroleos de Venezula SA, 5.25%, 4/12/17	924,000
USD	760	Republic of Venezula, 5.75%, 2/26/16	598,500
USD	619	Republic of Venezula, 8.50%, 10/08/14	583,686
USD	97	Republic of Venezula, 10.75%, 9/19/13	100,152
			2,206,338
		Total Long-Term Investments (cost $130,790,237)	146,413,970
SHORT-TERM INVESTMENTS—4.5%
MEXICO—0.5%
MXN	7,000	Mexican Cetes Treasury Bills, Zero Coupon, 10/23/08 (c)	643,495
UNITED STATES—4.0%
CAD	993	State Street Bank and Trust Company Time Deposit, 2.00%, 2/08/08	985,999
NZD	893	State Street Bank and Trust Company Fixed Deposit, 5.50%, 2/06/08	697,880
USD	3,314	Repurchase Agreement, State Street Bank and Trust Company, 1.63% dated 4/30/08, due 5/01/08 in the amount of $3,314,150 (collateralized by $1,730,000 U.S. Treasury Bond, 7.875% due 2/15/21; value $2,361,450 and $725,000 U.S. Treasury Bond, 8.00% due 11/15/21; value $1,020,438)	3,314,000
			4,997,879
		Total Short-Term Investments (cost $5,644,086)	5,641,374

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Principal Amount (000)	Description	Value (US$)
	Total Investments—122.3% (cost $136,434,323)	$152,055,344

	Liabilities in Excess of Other Assets—(22.3)%	(27,764,949)
	Net Assets Applicable to Common Shareholders—100.0%	$124,290,395

AUD—Australian dollar	GBP—British pound	PEN—Peruvian sol	USD—United States dollar
BRL—Brazilian real	IDR—Indonesian rupah	RUB—Russian ruble	UYU—Uruguayan peso
CAD—Canadian dollar	MXN—Mexican peso	TRY—Turkish lira	ZAR—South African rand
EGP—Egyptian pound	NZD—New Zealand dollar	UAH—Ukrainian hryvnia

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2008.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Security has been fair valued.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid	Floating Rate	Unrealized Depreciation
UBS AG	October 31, 2008	7,200	3.540%	1 month LIBOR	$(36,859)
UBS AG	October 31, 2010	4,800	4.055%	1 month LIBOR	(109,884)
					$(146,743)

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contract:
Australian Treasury Bond 6%—3 year	June 2008	84	$(33,510)

Sale Contract:
Australian Treasury Bond 6%—10 year	June 2008	23	16,239
			$(17,271)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2008

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of April 30, 2008	Sale Value as of April 30, 2008	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
settlement date 7/16/08	BRL1,883,000	USD1,103,085	$1,110,070	$1,103,085	$6,985

Malaysian Ringgit/United States Dollar
settlement date 7/16/08	MYR15,935,000	USD5,071,933	5,037,586	5,071,933	(34,347)

Mexican New Peso/United States Dollar
settlement date 7/16/08	MXN6,926,000	USD653,670	650,799	653,669	(2,870)

Singapore Dollar/United States Dollar
settlement date 7/16/08	SGD16,930,000	USD12,512,934	12,526,340	12,512,934	13,406

Taiwan Dollar/United States Dollar
settlement date 7/16/08	TWD335,340,000	USD11,290,909	11,073,052	11,290,909	(217,857)

United States Dollar/Australian Dollar
settlement date 7/16/08	USD10,581,840	AUD11,500,000	10,581,840	10,736,952	(155,112)

United States Dollar/Brazilian Real
settlement date 7/16/08	USD2,526,450	BRL4,346,000	2,526,450	2,562,064	(35,614)

United States Dollar/British Pound
settlement date 7/16/08	USD151,430	GBP77,000	151,430	152,250	(820)

United States Dollar/Canadian Dollar
settlement date 7/16/08	USD6,169,716	CAD6,316,000	6,169,716	6,267,442	(97,726)

United States Dollar/Mexican New Peso
settlement date 7/16/08	USD653,670	MXN6,926,000	653,670	650,695	2,975

United States Dollar/New Zealand Dollar
settlement date 7/16/08	USD14,467,250	NZD18,405,000	14,467,250	14,196,337	270,913

United States Dollar/Russian Ruble
settlement date 7/16/08	USD1,130,942	RUB26,645,000	1,130,942	1,123,101	7,841

United States Dollar/South African Rand
settlement date 7/16/08	USD680,167	ZAR5,448,000	680,167	706,470	(26,303)

United States Dollar/Turkish Lira
settlement date 7/16/08	USD1,204,908	TRY1,640,000	1,204,908	1,248,681	(43,773)
		Net USD Total	$67,964,220	$68,276,522	$(312,302)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2008

AUD—Australian dollar	MXN—Mexican peso	TRY—Turkish lira
BRL—Brazilian real	MYR—Malaysian ringgit	TWD—Taiwan dollar
CAD—Canadian dollar	NZD—New Zealand dollar	USD—United States dollar
GBP—British pound	RUB—Russian ruble	ZAR—South Africa rand
SGD—Singapore dol

Tax Cost of Investments

The United States federal income tax basis of the Fund's investments and net unrealized appreciation as of April 30, 2008 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$136,434,323	$17,770,710	$2,149,689	$15,621,021

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2008

Assets
Investments, at value (cost $136,434,323)	$152,055,344
Foreign currency, at value (cost $1,863,503)	1,880,738
Cash at broker	260,069
Interest receivable	3,384,336
Receivable for investments sold	1,396,730
Unrealized appreciation on forward foreign currency exchange contracts	302,120
Receivable for forward foreign currency exchange contracts closed	173,715
Prepaid expenses	9,880
Total assets	159,462,932

Liabilities
Bank loan payable (Note 6)	30,000,000
Payable for investments purchased	2,875,682
Dividends payable to common shareholders	644,830
Unrealized depreciation on forward foreign currency exchange contracts	614,555
Due to custodian	452,590
Unrealized depreciation on interest rate swaps	146,743
Investment management fee payable	90,652
Interest payable on bank loan	55,050
Payable for common shares repurchased	54,431
Administration fee payable	20,920
Variation margin payable for futures contracts	18,860
Accrued expenses and other liabilities	198,224
Total liabilities	35,172,537

Net Assets Applicable to Common Shareholders	$124,290,395

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,208
Paid-in capital in excess of par	112,236,447
Distributions in excess of net investment income	(2,242,656)
Accumulated net realized loss on investment transactions	(5,523,867)
Net unrealized depreciation on investments	(3,383,298)
Accumulated net realized foreign exchange gains	4,582,208
Net unrealized foreign exchange gains	18,612,353
Net Assets Applicable to Common Shareholders	$124,290,395
Net asset value per common share based on 9,208,308 shares issued and outstanding	$13.50

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2008

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $15,238)	$5,403,247

Expenses
Investment management fee	504,830
Directors’ fees and expenses	122,597
Administration fee	116,499
Legal fees and expenses	91,668
Independent auditors’ fees and expenses	54,475
Insurance expense	44,795
Reports to shareholders and proxy solicitation	44,567
Investor relations fees and expenses	37,286
Custodian’s fees and expenses	33,507
Auction agent’s fees and expenses	29,519
Transfer agent’s fees and expenses	15,420
Bank loan fees and expenses	12,861
Miscellaneous	25,986
Total operating expenses	1,134,010
Interest expense (Note 6)	147,175
Total expenses	1,281,185

Net investment income	4,122,062

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(881,566)
Interest rate swaps	13,916
Futures contracts	48,136
Foreign currency transactions	2,486,346
1,666,832

Net change in unrealized appreciation/(depreciation) on:
Investments	(28,185,980)
Interest rate swaps	(279,272)
Futures contracts	(23,200)
Foreign currency translation	22,313,284
(6,175,168)
Net loss on investments, swaps, futures, and foreign currencies	(4,508,336)
Net Decrease in Net Assets Resulting From Operations	(386,274)
Dividends to preferred shareholders from net investment income	(609,571)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(995,845)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2008 (unaudited)	For the Year Ended October 31, 2007

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$4,122,062	$7,496,116
Net realized gain/(loss) on investments, swaps and futures	(819,514)	265,994
Net realized gain on foreign currency transactions	2,486,346	3,009,262
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	(28,488,452)	21,496,532
Net change in unrealized appreciation/(depreciation) on foreign currency translation	22,313,284	(16,557,219)
Net increase/(decrease) in net assets resulting from operations	(386,274)	15,710,685
Dividends to preferred shareholders from net investment income	(609,571)	(1,645,505)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	(995,845)	14,065,180

Distributions to common shareholders from:
Net investment income	(5,566,046)	(7,258,466)
Total decrease in net assets from distributions to shareholders	(5,566,046)	(7,258,466)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 97,400 and 0 shares of common stock, respectively	(1,183,273)	–
Total increase/(decrease) in net assets applicable to common shareholders	(7,745,164)	6,806,714

Net Assets Applicable to Common Shareholders
Beginning of period	132,035,559	125,228,845
End of period (including distributions in excess of net investment income of ($2,242,656) and ($189,101), respectively)	$124,290,395	$132,035,559

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2008 (unaudited)
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of period	$14.19

Net investment income	0.45
Net realized and unrealized gains/(losses) on investments, swaps futures and foreign currencies	(0.48)
Dividends to preferred shareholders from net investment income	(0.06)
Total from investment operations applicable to common shareholders	(0.09)

Distributions to common shareholders from:
Net investment income	(0.60)
Tax return of capital	–
Total distributions	(0.60)
Net asset value per common share, end of period	$13.50
Market value, end of period	$12.14

Total Investment Return Based on(2):
Market value	(1.74%	)
Net asset value	(0.13%	)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of period (000 omitted)	$124,290
Average net assets applicable to common shareholders (000 omitted)	126,186
Operating expenses(4)	2.04%	(6)
Operating expenses, excluding interest expenses(4)(5)	1.81%	(6)
Net investment income	5.60%	(6)
Portfolio turnover	20%
Senior securities (preferred stock) outstanding (000 omitted)	–
Asset coverage ratio on revolving credit facility at period end	514%
Asset coverage per $1,000 on revolving credit facility at period end	$5,143
Asset coverage ratio on preferred stock at period end	–
Asset coverage per share on preferred stock at period end	–

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.57%, 5.93%, 5.13%, 5.35%, 5.22%, and 4.90%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Excludes interest expense of 0.23% in 2008.
(6)	Annualized.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

For the Year Ended October 31,
2007	2006	2005	2004	2003

$13.46	$13.87	$13.72	$12.43	$10.46

0.81	0.69	0.76	0.68	0.57
0.88	0.14	0.21	1.38	2.17
(0.18)	(0.16)	(0.10)	(0.05)	(0.05)
1.51	0.67	0.87	2.01	2.69

(0.78)	(0.98)	(0.72)	(0.72)	(0.44)
–	(0.10)	–	–	(0.28)
(0.78)	(1.08)	(0.72)	(0.72)	(0.72)
$14.19	$13.46	$13.87	$13.72	$12.43
$12.97	$13.00	$13.05	$14.02	$13.62

5.90%	8.23%	(1.94% )	8.77%	55.30%
11.90%	5.43%	6.50%	16.64%	26.70%

$132,036	$125,229	$129,080	$127,404	$115,183
126,436	125,426	131,739	121,359	107,415
1.93%	2.02%	1.71%	1.96%	2.30%
1.93%	2.02%	1.71%	1.96%	2.30%
4.63%	3.97%	4.65%	4.86%	4.49%
71%	30%	36%	22%	31%
$30,000	$30,000	$30,000	$30,000	$30,000
–	–	–	–	–
–	–	–	–	–
540%	517%	530%	525%	484%
$135,030	$129,357	$132,566	$131,170	$120,986

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and the Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1.	Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes (see Taxes on page 27).

Securities Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and ask price on the date of determination as obtained from a pricing source.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net realized foreign exchange gains/(losses) includes realized foreign exchange gains/(losses) from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange gains/(losses) shown in the composition of net assets represent foreign exchange gains/(losses) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Interest Rate Swaps:

The Fund may engage in certain interest rate swap transactions to hedge the Fund’s leverage facility. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counter party to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Risks arise from the unanticipated movements in the value of the foreign currency relative to the functional currencies and from potential inability of counterparties to meet the terms of their contracts.

Futures Contracts:

A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of April 30, 2008, there were no open option contracts.

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt FAS 157 during the fiscal 2009 year and the impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 61”) was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of FAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian dollar, Canadian dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund’s policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 did not have a material

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended October 31, 2004 through October 31, 2006. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Use of Estimates:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $195,506 to the Investment Adviser and approximately $3,000 to the Consultant during the six months ended April 30, 2008.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the six months ended April 30, 2008, the Fund incurred fees of $24,000 for the services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3.	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2008, aggregated $29,893,015 and $34,965,636, respectively.

4.	Common Stock

There are 300 million shares of $.001 par value common stock authorized. At April 30, 2008, there were 9,208,308 shares issued and outstanding.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2008 and the fiscal year ended October 31, 2007, the Fund repurchased 97,400 and 0 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 10.4% during the six months ended April 30, 2008.

5.	Preferred Stock

As of April 30, 2008, there are 100 million shares of $.001 par value of Auction Market Preferred Stock (“AMPS”) authorized. The 1,200 shares of AMPS that were outstanding through March 13, 2008 consisted of one series, W-7. The AMPS had a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared. The AMPS had rights set forth in the Fund’s Articles of Amendment and Restatement.

Dividends on the AMPS were cumulative at a rate typically reset every 28 days based on the results of an auction. Dividend rates ranged from 5.00% to 6.50% during the period ended March 13, 2008.

On March 13, 2008, the AMPS were redeemed. The AMPS were redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The AMPS were also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles are not satisfied.

6.	Revolving Credit Facility

On March 13, 2008, the Fund entered into a $30 million revolving credit loan facility with the Scotia Bank. For the period ended April 30, 2008, the average interest rate on the loan facility was 3.60%. The interest expense is accrued on a daily basis and is payable to the Scotia Bank on a monthly basis.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. These covenants also include limits on the Fund’s ability to (i) issue preferred shares or forms of indebtedness, (ii) incur liens, (iii) change its investment objective or fundamental investment restrictions without the approval of the lender, (iv) amend the Fund’s organizational documents in a manner which could adversely affect the rights and remedies of the lenders, or (v) create, incur, assume or permit to exist certain debt except for certain specified types of debt. In addition, the credit agreement does not permit the Fund’s asset coverage ratio (as defined in the agreement) to fall below 300% at any time.

7.	Subsequent Events

Subsequent to April 30, 2008, the Fund declared monthly distributions of 7 cents per common share payable on June 13, 2008 and July 11, 2008 to common shareholders of record on May 30, 2008 and June 30, 2008, respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Tuesday, March 25, 2008 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposal and number of shares voted at the meeting are as follows:

To elect one director to serve as Class I directors for a three-year term expiring in 2011:

	Votes For	Votes Withheld
P. Gerald Malone	7,498,298	215,055

To elect two directors to represent the interests of the holders of the preferred stock for the ensuing year:

	Votes For	Votes Withheld
Neville J. Miles	965	52
John T. Sheehy	965	52

Directors whose term of office continued beyond this meeting are as follows: Martin Gilbert, William J. Potter, and Peter D. Sacks.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Vincent Esposito, President

Gary Bartlett, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Vice President – Compliance

Joseph Malone, Treasurer and Principal Accounting Officer

Megan Kennedy, Assistant Treasurer

Lucia Sitar, Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

Consultant

CIBC World Markets, Inc.

BCE Place, Canada Trust Tower

P.O. Box 500

Toronto, Ontario, M5J 2S8 Canada

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 37th Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2008 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the American Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

Not required to be included in this filing.

Item 3 – Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4 – Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5 – Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) Pursuant to Item 8(b), the information in the table below is as of the date of the filing.

Individual & Position	Services Rendered	Past Business Experience
John Murphy (Commenced December 2005) Portfolio Manager [London]	Responsible for Australian & Asian fixed interest strategy and asset allocation.	Currently is a member of the London based fixed income team serving as a senior portfolio manager. Joined in December 2005 when Aberdeen acquired Deutsche London. Prior to joining Deutsche London, worked for the predecessor team at Morgan Grenfell since 1984 as a portfolio manager.

(2) The information in the table below is as of April 30, 2008.

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicle Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
John Murphy	2	$440,120	1	$86,975	7	$1,845,793

Total Assets are as of April 30, 2008 and have been translated into U.S. dollars at a rate of £1.00 = $1.9806.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the management of the other accounts (including the portfolio manager’s personal account, if the portfolio manager has an account), on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored avoid potential conflicts.

(3) The Aberdeen Group recognizes the need to provide a competitive compensation package in order to attract and retain high calibre staff. Currently, in addition to an attractive base salary and performance-related bonus, investment professionals also receive a competitive benefits package and participation in a company-wide stock ownership plan. Key executives participate in a substantial stock option plan, as well as cash-backed and equity-backed long-term incentive plans. A description of the various compensation plans is provided below:

Executive Share Option Plan.    The Aberdeen Group has an executive share option plan. Options are granted based on an assessment of the individual’s expected contribution to future Aberdeen Group performance. Options are granted for no consideration. Options granted may only be exercised if the Aberdeen Group’s Remuneration Committee is satisfied that the prescribed performance criteria are met. The criteria have been chosen as being reflective of success in the industry sector within which the Aberdeen Group operates. The criteria have also been deemed to be appropriate in order to achieve the goal of delivering good returns to clients and shareholders alike.

Share Incentive Plan.    The Share Incentive Plan is intended to encourage ownership of shares of Aberdeen PLC by employees of the Aberdeen Group, and is available to all executive directors and employees of the Aberdeen Group, thus aligning their interests with those of the shareholders. All executive directors and employees who have been employed for a minimum period of 12 months may participate in the Share Incentive Plan.

Pension.    The Aberdeen Group offers a contributory money purchase pension plan to which the employer’s contribution is 15% of basic salary and the employee contributes 5%. Once an employee becomes a member of the Aberdeen Group’s pension plan, the Aberdeen Group will provide life insurance coverage that provides death-in-service benefits.

Deferred Bonus.    During 2003, the Aberdeen Group implemented a deferred bonus plan designed to encourage the retention of certain key employees identified as critical to the Aberdeen Group’s achievement of its long-term goals. An employee benefit trust was established and funded for the purpose of paying potential awards under this plan. Deferred payments made in the form of cash bonuses were paid to qualifying employees over a three year period from 2004 to 2006.

Long Term Incentive Plan (“LTIP”).    The LTIP is administered by an independent professional trustee. Under the LTIP, an award made by the trustee to an eligible participant may take one of the following two forms:

1.	The right to acquire a specified number of shares. The number of shares which may be acquired will be determined by the performance of the Aberdeen Group over the relevant measurement period; or
2.	The acquisition of shares by a participant at the time the award is made. The participant’s ownership of any shares is contingent upon the satisfaction of the Aberdeen Group’s performance targets.

In each case, the rules of the LTIP will ensure that the participant does not acquire ownership of the relevant shares until the end of the measurement period and then only to the extent that the performance targets have been satisfied.

Performance is reviewed on a formal basis once a year and this review influences individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Discretionary bonuses are based on a combination of the team and the individual’s performance, as well as industry comparatives and the Aberdeen Group’s performance as a whole. The weighting of these factors varies and overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also contributory factors. Discretionary bonuses generally range from 10% to 50% of a portfolio manager’s annual salary; equity incentives could provide a substantially greater part of compensation over the longer term (3 years or more).

(4) The information in the table below, provides information on the newly identified portfolio manager’s ownership of shares of the registrant as of June 27, 2008.

Individual	Dollar Range of Equity Securities in the Registrant Beneficially owner by the Portfolio Manager
John Murphy	None

(b)	As of the date of this filing, the information provided in response to Item 8(a)(1), (a)(2), and (a)(3) details the replacement of Alison Briggs and Derek Fulton with John Murphy as a portfolio manager identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2008.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2007	0	0	0	930,571
December 1 through December 31, 2007	7,500	11.79	7,500	929,821
January 1 through January 31, 2008	26,100	12.089	33,600	927,211
February 1 through February 29, 2008	20,800	12.215	54,400	925,131
March 1 through March 31, 2008	16,900	12.155	71,300	923,891
April 1 through April 30, 2008	26,100	12.154	97,400	920,831
Total	97,400	12.119	97,400	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2008, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11 – Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of
Aberdeen Global Income Fund, Inc.

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Vincent Esposito
Vincent Esposito,
President of
Aberdeen Global Income Fund, Inc.

Date: June 27, 2008

By:	/s/Joseph Malone
Joseph Malone,
Treasurer of
Aberdeen Global Income Fund, Inc.

Date: June 27, 2008

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications